INCOME TAXES	6 Months Ended
Jun. 30, 2024
Income Tax Disclosure [Abstract]
INCOME TAXES	INCOME TAXES
For the three months and six months ended June 30, 2024, the effective tax rates on pre-tax income were 1251% and (86)% respectively. The Company’s effective tax rate differed from the statutory tax rate of 23% and 20% for the same respective periods primarily due to international operations subject to different tax rates and changes in tax rates and imposition of new tax legislation. As discussed within “Pillar Two” section below, the Company recorded material deferred tax assets related to the passage of the Bermuda Corporate Income Tax Act for the three months ended June 30, 2024. As a result, compared to its consolidated statutory tax rate, the Company recognized a material increase to its consolidated effective tax rate for the three months ended June 30, 2024 and a material decrease to its consolidated effective tax rate for the six months ended June 30, 2024.
For the three months and six months ended June 30, 2023, the effective tax rate on pre-tax income were 3% and 1% respectively. The Company’s effective tax rate differed from the statutory tax rate of 17% and 15% for the same respective periods primarily due to international operations subject to different tax rates.
Pillar Two
The Organization for Economic Cooperation and Development (“OECD”) and its member countries with support from the G20, have proposed the enactment of a global minimum tax of 15% for Multinational Enterprise (“MNE”) groups with global annual revenue of €750 million or more (“Pillar Two”). The Company may become subject to additional income taxes as a result of these proposals, as enacted locally across jurisdictions.
The Company is incorporated under the laws of Bermuda and is not required to pay any taxes in Bermuda based upon income or capital gains. However, in December 2023, the Government of Bermuda enacted a corporate income tax (“CIT”) regime, designed to align with the OECD’s global minimum tax rules. Effective January 1, 2025, the regime applies a 15% CIT to Bermuda businesses that are part of MNE groups with annual revenue of €750 million or more. As a result of this new regime, the Company recognized a deferred tax asset of $35 million as of December 31, 2023. Due to further changes over the course of 2024, the Company recognized an additional deferred tax asset of $364 million as of June 30, 2024 ($314 million of which was recognized through earnings and $50 million of which was recognized through equity upon the acquisition of AEL). The Company will continue to monitor developments prior to the commencement of this regime.
The Company has foreign operating subsidiaries principally located in Bermuda, the U.S., Canada and the Cayman Islands, as well as the United Kingdom (“U.K.”). The U.K. enacted legislation in July 2023 implementing certain provisions of Pillar Two and has also stated its intention to implement the undertaxed payment rule (“UTPR”). The planned adoption of the UTPR in the U.K. would enable other jurisdictions to impose taxes on a portion of an MNE’s global profits that are subject to an effective tax rate below the 15% minimum rate. On June 20, 2024, Canada enacted new legislation imposing a 15% global minimum tax on profits. The legislation applies retroactively and implements an income inclusion rule and a qualified domestic minimum top-up tax for fiscal years that begin on or after December 31, 2023. The UTPR rule is expected to come into effect on January 1, 2025. The U.S. and the Cayman Islands have not yet passed legislation with respect to Pillar Two.
The Company continues to evaluate the impact of the global minimum tax requirements by monitoring the legislative changes and future developments in relation to Pillar Two across jurisdictions in which the Company operates and assessing their impact on our operations and financial statements.